EXHIBIT 23

                             ARTHUR ANDERSEN LLP



                  Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements File No. 2-88295 and File No. 033-53469 and Form S-2 File No. 33-10532.




                                                    /s/  Arthur Andersen LLP
                                                    ------------------------
                                                    ARTHUR ANDERSEN LLP



Detroit, Michigan
April 8, 1997